Exhibit 32.1

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of OpGen, Inc. (the “Company”) for the year ended December 31, 2018 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify that, to such officer’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Date: February 27, 2019	/s/ Evan Jones
Evan Jones
Chief Executive Officer
(principal executive officer)

Date: February 27, 2019	/s/ Timothy C. Dec
Timothy C. Dec
Chief Financial Officer (principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.